UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 8, 2006

                       NEW BRUNSWICK SCIENTIFIC CO., INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

                 NEW JERSEY          0-6994          22-1630072
                 ----------          ------          ----------
    (State or other jurisdiction          (Commission          (IRS Employer
of incorporation)          File Number)          Identification No.)

                                  P.O. BOX 4005
                                44 TALMADGE ROAD
                     EDISON, NEW JERSEY          08818-4005
                     ------------------          ----------
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (732) 287-1200

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 7, 2006, New Brunswick Scientific Co., Inc. ("Company") entered into an Involuntary Termination Agreement with Thomas Bocchino, Vice President, Finance and Chief Financial Officer. Under the terms of the agreement, should Mr. Bocchino's employment with the Company be involuntarily terminated for any reason after a Change in Control, the Company agrees to pay Mr. Bocchino 200% of his current base salary at the time of such termination.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

   (D) EXHIBITS

                                     Exhibit
Number          Description  of  the  Exhibit
 10.38          Involuntary  Termination  Agreement  with  Thomas  Bocchino.
------          ------------------------------------------------------------



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     New Brunswick Scientific Co., Inc.


Date: June 8, 2006     By:      /s/ Thomas Bocchino
                               --------------------
          Thomas Bocchino
          Vice President, Finance and
          Chief Financial Officer